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                                                                      EXHIBIT 21

                    SUBSIDIARIES OF TRANSOCEAN OFFSHORE INC.

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                                                               JURISDICTION OF
NAME                                                              FORMATION
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
Offshore Petroleum Services LDC...............................   Cayman Islands
Sonat Offshore Far East LDC...................................   Cayman Islands
Sonat Offshore International LDC..............................   Cayman Islands
Transocean Offshore Limited...................................   Cayman Islands
Transocean Offshore International Limited.....................   Cayman Islands
Transocean Offshore (North Sea) Limited.......................   Cayman Islands
Transocean Offshore Services Ltd..............................   Cayman Islands
Transocean Drilling Services Inc. (formerly Transocean
 Offshore Turnkey Drilling Inc.)..............................         Delaware
EPN-Sonat, S.A. de C.V........................................           Mexico
Offshore Turnkey Ventures.....................................            Texas
Offshore Turnkey Ventures L.L.C...............................         Delaware
Transocean Enterprise Inc.....................................         Delaware
Transocean Offshore Drilling International Inc................         Delaware
Transocean Offshore Drilling Services Inc.....................         Delaware
Transocean Offshore Norway Inc................................         Delaware
Transocean Offshore USA Inc...................................         Delaware
Transocean Offshore Ventures Inc..............................         Delaware
Transocean Offshore (U.K.) Inc................................         Delaware
Transocean Offshore Caribbean Sea, L.L.C......................         Delaware
Sonat Offshore S.A............................................           Panama
Asie Sonat Offshore Sdn. Bhd..................................         Malaysia
Sonat Brasocean Servicos de Perfuracoes Ltda..................           Brazil
Sonat Offshore do Brasil Perfuracoes Maritimos Ltda...........           Brazil
Transocean Brasil Ltda. (formerly Sonat Servicos Maritimos
 Ltda.).......................................................           Brazil
Transocean Offshore Nigeria Ltd...............................          Nigeria
Transhav AS...................................................           Norway
Transocean ASA................................................           Norway
Transocean Petroleum Technology AS............................           Norway
Transocean Petroleum Technology Ltd...........................             U.K.
Transocean-Ensign Technology Ltd..............................           Canada
Transocean I AS...............................................           Norway
Transocean Drilling (U.S.A.) Inc. (formerly Wilrig (U.S.A.)
 Inc.)........................................................            Texas
Transocean Drilling Co. Inc...................................           Panama
Transocean Drilling ApS.......................................          Denmark
Transocean Drilling Netherlands Ltd...........................          Bahamas
Transocean Drilling (Nigeria) Ltd.............................          Nigeria
Transnor Rig Ltd..............................................             U.K.
SDS Offshore Ltd..............................................             U.K.
Ross Offshore Ltd.............................................             U.K.
Transocean Drilling Ltd.......................................             U.K.
Shelf Drilling Ltd............................................             U.K.
Transocean Kan Tan Ltd........................................             U.K.
Transocean Sino Ltd...........................................             U.K.
Wilrig Offshore (UK) Ltd......................................             U.K.
Wilrig Holdings (UK) Ltd......................................             U.K.
Wilrig (UK) Ltd...............................................             U.K.
Wilrig Drilling (Canada) Inc..................................           Canada
SDS Offshore AS...............................................           Norway
Wilrig Offshore Bahamas Inc...................................          Bahamas
Transocean Drilling GmbH......................................          Germany
Pelerin Drilling AS...........................................           Norway
Dynamic Drilling Partnership.................................. Marshall Islands
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